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                                                                Exhibit 10.8.3

           FORM OF WS HOLDINGS OPTION AGREEMENT AMENDMENT AGREEMENT


     This WS Holdings Option Agreement Amendment Agreement ("Agreement"), dated this _____ day of November, 1993, to (a) the Normal Option Agreement (the "Normal Agreement"), between the undersigned, (the "Employee") and WS Holdings Corporation, a Delaware corporation ("WS Holdings"), as amended, which provides for the granting of an option (the "Normal Option") by WS Holdings to the Employee to purchase shares of Class A Common Stock, par value $.01 per share, of WS Holdings (the "WS Holdings Class A Stock"), (b) the Performance Option Agreement (the "Performance A Agreement") between the Employee and WS Holdings, as amended, which provides for the granting of an option, referred to in Section 2(b) of the Performance A Agreement as a "Class A Performance Option" (the "Performance A Option") by WS Holdings to the Employee to purchase, upon the occurrence of certain events, share of WS Holdings Class A Stock and (c) the Performance Option Agreement (the Performance B Agreement and, together with the Performance A Agreement, the "Performance Agreements", and together with the Normal Agreement and the Performance A Agreement, the "Option Agreements"), between the Employee and WS Holdings, as amended, which provides for the granting of an option, referred to in Section 2(b) of the Performance B Agreement as a "Class B Performance Option" (the "Performance B Option" and, together with the Performance A Options, the "Performance Options" and, together with the Performance A Options and the Normal Options, the "Employee Options"), to purchase, upon the occurrence of certain events, shares of WS Holdings Class A stock;

     WHEREAS, based on the results of operations of WS Holdings through January 2, 1993, the last day of the close of the most recently completed fiscal year of WS Holdings, 60% of the Performance A Options are vested (the "Vested Class A Performance Options"), 40% of the Performance A Options are not vested (the "Unvested Class A Performance Options"), 52% of the Performance B Options are vested (the "Vested Class B Performance Options") and 48% of the Performance B Options are not vested (the "Unvested Class B Performance Options"),

     WHEREAS, WS Holdings entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of September 10, 1993 between US Foodservice Inc., a Delaware corporation ("Foodservice"), and WS Investments Corporation, a Delaware corporation ("Acquisition"), pursuant to which Acquisition merged (the "Merger") with and into WS Holdings and WS Holdings became a wholly-owned subsidiary of Foodservice;

     WHEREAS, pursuant to the Merger Agreement, Foodservice agreed that, in accordance with The Management Stock Option Plan of WS Holdings Corporation (the "WS Holdings Options Plan") and
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resolutions adopted by the Board of Directors of each of WS Holdings and
Foodservice, to assume (the "Assumption") the obligation of WS Holdings to issue shares upon exercise of Options granted pursuant to the WS Holdings Option Plan;

     WHEREAS, based on the exchange ratio in the Merger, each option to purchase one share of WS Holdings Class A Stock became an option to purchase 1.84165 shares of Class A Common Stock, par value $.01 per share, of Foodservice (the "Foodservice Class A Stock");

     WHEREAS, the Board of Directors of WS Holdings adopted certain amendments (the "WS Holdings Option Plan Conforming Amendments") to the WS Holdings Option Plan which amendments became applicable to the Employee Options effective upon the consummation of the Merger.

     NOW, THEREFORE, in consideration of the foregoing premises and of the mutual covenants and agreement hereinafter set forth, the parties hereto agree, intending to be legally bound, as follows:

     1.  The Assumption is approved by the Employee in all respects.

     2. The Option Plan Amendments shall be applicable to the Option Agreement and the Option Agreements shall be subject to the WS Holdings Option Plan, as amended by the Option Plan Amendments and for purposes of Sections 2(n) and 2(t) of the WS Holdings Option Plan, as amended by the WS Holdings Option Plan Conforming Amendments, the term "Stock" shall mean the Class A Common stock, par value $.01 per share, of Foodservice.

     3. The number of Unvested Class A Performance Options shall be reduced to a number equal to 50% of the number of Unvested Class A Performance Options immediately prior to the Merger and the balance of such Unvested Class A Performance Options shall be deemed canceled and extinguished for all purposes.

     4. The number of Unvested Class B Performance Options shall be reduced to a number equal to 50% of the number of Unvested Class B Performance Options immediately prior to the Merger and the balance of such Unvested Class B Performance Options shall be deemed canceled and extinguished for all purposes.

     5. The second paragraph of the Normal Option Agreement shall be amended to add an additional sentence at the end of such paragraph as follows:

     As a result of the Merger, the option granted pursuant to this Normal Option Agreement to purchase shares has become an option to purchase shares of Class A Common Stock, par value $.01 per share (the "Foodservice Shares"), of Foodservice. All references in this

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     Normal Option Agreement to Shares and Normal Option Shares are references to Foodservice Shares and any shares which may be substituted for such shares in the future pursuant to the terms of the Plan.

     6. The second paragraph of each Performance Option Agreement shall be amended to add an additional sentence at the end of such paragraph as follows:

     As a result of the Merger, the Option granted pursuant to this Performance Option Agreement to Purchase Shares has become an option to purchase shares of Class A Common Stock, par value $.01 per share (the "Foodservice Shares"), of Foodservice. All references in this Performance Option Agreement to Shares and Performance Option Shares are references to Foodservice Shares and any shares which may be substituted for such shares in the future pursuant to the terms of the Plan.

     7. Section 2(b) of the Performance A Agreement shall be amended to read in its entirety as follows:

     If a Public Distribution (as defined in the Plan) or a Change in Control (as defined in the Plan) has not occurred, the Unvested Class A Performance Options, subject to the following provisions of this paragraph, shall become exercisable as follows:

     For each of the fiscal years set forth below, if the Option EBT equaled or exceeded the amount set forth in the second or third column below opposite such fiscal year then, in such event, the Unvested Class A Performance Option shall become exercisable to the extent of the percentage of the Foodservice Shares covered thereby that is set forth in the fourth and fifth columns below opposite such fiscal year.

            Annual    Cumulative   % Vest     % Vest
Year      Option EBT  Option EBT   Annual   Cumulative
- ------    ----------  ----------   ------   ----------
 1994       $1.27       $1.27     33-1/3%     33-1/3%
 1995        1.64        2.91     33-1/3%     66-2/3%
 1996        2.04        4.95     33-1/3%      100%
 1997        ----        7.30      ----        100%

     The unvested Class A Performance Option shall become fully exercisable upon the first to occur of a Public Distribution (as defined in the Plan) or a Change in Control (as defined in the Plan) prior to the tenth anniversary of the original date of grant of this Performance A Option if the fair market value of the consideration received by Foodservice and/or the holders of Foodservice Shares, as the case may be (such fair market value and other matters being as determined by the Committee, whose good faith determination shall be conclusive), pursuant to such

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Public Distribution or Change in Control equals or exceeds that set forth below for the year in which such Public Distribution or Change in Control occurs.

           Year                Target Value Per Share
           ----                ----------------------
           1993                        $ 8.22
           1994                         10.22
           1995                         12.58
           1996                         14.32
           1997                         15.74

     8. Section 2(b) of the Performance B Agreement shall be amended to read in its entirety as follows:

     If a Public Distribution (as defined in the Plan) or a Change in Control (as defined in the Plan) has not occurred, the Unvested Class B Performance Options, subject to the following provisions of this paragraph, shall become exercisable as follows:

     For each of the fiscal years set forth below, if the Option EBT equaled or exceeded the amount set forth in the second or third column below opposite such fiscal year then, in such event, the Unvested Class B Performance Option shall become exercisable to the extent of the percentage of the Foodservice Shares covered thereby that is set forth in the fourth and fifth columns below opposite such fiscal year.

            Annual    Cumulative   % Vest     % Vest
Year      Option EBT  Option EBT   Annual   Cumulative
- ------    ----------  ----------   ------   ----------
 1994       $1.27       $1.27     33-1/3%     33-1/3%
 1995        1.64        2.91     33-1/3%     66-2/3%
 1996        2.04        4.95     33-1/3%      100%
 1997        ----        7.30      ----        100%

     The unvested Class B Performance Options shall become fully exercisable upon the first to occur of a Public Distribution (as defined in the Plan) or a Change in Control (as defined in the Plan) prior to the tenth anniversary of the original date of grant of this Performance B Option if the fair market value of the consideration received by Foodservice and/or the holders of Foodservice Shares, as the case may be (such fair market value and other matters being as determined by the Committee, whose good faith determination shall be conclusive), pursuant to such Public Distribution or Change in Control equals or exceeds that set forth below for the year in which such Public Distribution or Change in Control occurs.

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           Year                Target Value Per Share
           ----                ----------------------
           1993                        $ 8.22
           1994                         10.22
           1995                         12.58
           1996                         14.32
           1997                         15.74

     9. Section 2(c) of the Performance Option Agreements shall be amended to delete the second sentence of such section in its entirety.

     10. Sections 2(d), and 4 and 5(a) of the Performance Option Agreements, shall be amended to delete the words "the Corporation" and replace them with the words "Foodservice".

     11. Section 2(e) of the Performance Option Agreements shall be amended to replace the first occurrence of the word "Corporation" with the word "Foodservice" and, in the fifth line of such section to add between the words "and" and "the" the word "Foodservice".

     12. The fifth line of Section 5(b) of the Performance Option Agreement shall be amended to add before the word "Option" the word "Performance".

     13. The second paragraph of Section 2 of the Normal Option Agreement shall be amended to delete the words "the Corporation or a subsidiary" and replace them with the words "Foodservice or a subsidiary".

     14. The third paragraph of Section 2 of the Normal Option Agreement shall be amended to delete the words "the Corporation" and replace them with the words "Foodservice or a subsidiary" in the second line and in the fifth line to insert after the words "the Corporation" the word "Foodservice".

     15. Sections 4 and 5(a) of the Normal Option Agreement shall be amended to delete the words "the Corporation" and replace them with the words "Foodservice".

     16. Section 5(c) of each Option Agreement is deleted from each Option Agreement.

     17. Section 5(d) of each Option Agreement is renumbered Section 5(c) and amended to read in its entirety as follows:

     No Foodservice Shares shall be issued to, or registered in the name of, the optionee, unless the optionee has become a party to the Amended and Restated Stockholders Agreement, dated as of September 4, 1992, between Foodservice and its stockholders, as amended and restated from time to time, as a Management Investor by executing a Joinder Agreement.

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     Section 18.  Exhibit A of each Option Agreement is amended and restated to read in its entirety as set out in Exhibit C to this Agreement.

     19. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     20. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF DELAWARE.

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